                   SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that Robert P. Vrolyk, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York (Reg. No. 33-58482), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                       /s/ Robert P. Vrolyk
                                                  -----------------------------
                                                         Robert P. Vrolyk





March 23, 1998

                  SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that Ralph F. Peters, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York (Reg. No. 33-58482), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                       /s/ Ralph F. Peters
                                                  -----------------------------
                                                         Ralph F. Peters





March 23, 1998

                  SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that Edward M. Lamont, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York (Reg. No. 33-58482), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                       /s/ Edward M. Lamont
                                                  -----------------------------
                                                         Edward M. Lamont





March 23, 1998

                  SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that Frederick B. Whittemore, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York (Reg. No. 33-58482), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                   /s/ Frederick B. Whittemore
                                                  -----------------------------
                                                      Frederick B. Whittemore





March 23, 1998

                  SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that John G. Ireland, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York (Reg. No. 33-58482), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                      /s/ John G. Ireland
                                                  -----------------------------
                                                        John G. Ireland





March 23, 1998

                  SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that John D. McNeil, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York (Reg. No. 33-58482), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                      /s/ John D. McNeil
                                                  -----------------------------
                                                        John D.McNeil





March 23, 1998

                  SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that John S. Lane, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York (Reg. No. 33-58482), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                      /s/ John S. Lane
                                                  -----------------------------
                                                        John S. Lane





March 23, 1998

                  SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that Fioravante G. Perrotta, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York (Reg. No. 33-58482), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                    /s/ Fioravante G. Perrotta
                                                  -----------------------------
                                                      Fioravante G. Perrotta





March 23, 1998

                  SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that Donald A. Stewart, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York (Reg. No. 33-58482), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                     /s/ Donald A. Stewart
                                                  -----------------------------
                                                        Donald A. Stewart





March 23, 1998

                  SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York (Reg. No. 33-58482), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                    /s/ Angus A. MacNaughton
                                                  -----------------------------
                                                       Angus A. MacNaughton





March 23, 1998

                  SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that S. Caesar Raboy, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York (Reg. No. 33-58482), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                      /s/ S. Caesar Raboy
                                                  -----------------------------
                                                        S. Caesar Raboy





March 23, 1998

                  SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that M. Colyer Crum, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York (Reg. No. 33-58482), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                      /s/ M. Colyer Crum
                                                  -----------------------------
                                                          M. Colyer Crum





March 23, 1998

                  SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that David D. Horn, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York (Reg. No. 33-58482), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                      /s/ David D. Horn
                                                  -----------------------------
                                                         David D. Horn





March 23, 1998

                  SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that C. James Prieur, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York (Reg. No. 33-58482), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                      /s/ C. James Prieur
                                                  -----------------------------
                                                         C. James Prieur





March 23, 1998

                  SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that Richard B. Bailey, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York (Reg. No. 33-58482), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                      /s/ Richard B. Bailey
                                                  -----------------------------
                                                        Richard B. Bailey





March 23, 1998